UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2022

NeoVolta, Inc

(Exact name of registrant as specified in its charter)

Nevada	001-41447	82-5299263
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13651 Danielson Street, Suite A

Poway, CA 92064

(Address of Principal Executive Offices) (Zip Code)

(800) 364-5464

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEOV	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of common stock	NEOVW	The NASDAQ Stock Market LLC

Item 7.01. Regulation FD Disclosure.

On August 5, 2022, NeoVolta, Inc. (the “Company”) issued a press release announcing the closing of underwriters’ option to purchase additional shares of common stock in connection with its previously announced underwritten public offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On July 27, 2022, the Company priced an underwritten public offering (“Offering”) of its units (the “Units”), at an offering price of $4.00 per Unit (the “Offering Price”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-264275), as amended (the “Registration Statement”). Each Unit consists of: (a) one share of Company common stock, $0.001 par value per share (the “Common Stock”), and (b) one warrant (the “Warrants”) to purchase one share of Common Stock at an exercise price equal to $4.00 per share, exercisable until the fifth anniversary of the issuance date. On July 27, 2022, in connection with the pricing of the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC, as representative of the underwriters listed on Schedule I thereto (the “Underwriter”), pursuant to which the Company agreed to offer and sell 975,000 Units at the Offering Price.

The Underwriters were granted a 45-day option to purchase up to an additional 146,250 shares of Common Stock and/or Warrants from the Company. On August 1, 2022, the Underwriter exercised the foregoing option to purchase an additional 146,250 Warrants. On August 5, 2022, the Underwriter exercised the foregoing option to purchase an additional 146,250 shares of Common Stock.

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Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated August 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NeoVolta, Inc.

By	/s/ Steve Bond
Steve Bond Chief Financial Officer

Date: August 8, 2022

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